SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 1997

               ORANGE AND ROCKLAND UTILITIES, INC.
     (Exact name of Registrant as specified in its charter)

    Incorporated in New York  1-4315              13-1727729
    (State or Other           (Commission         (IRS Employer
    Jurisdiction of           File Number)        Identification
    Incorporation)                                Number)

        One Blue Hill Plaza, Pearl River, New York  10965
              (Address of principal executive offices)   (zipcode)

 Registrant's telephone number, including area code:  (914) 352-6000



Items 1. - 4.     Not Applicable.


Item 5.   Other Events

          On June 17, 1997, the Company issued the press release filed herewith as Exhibit 99.6.


Item 6.   Not Applicable.


Item 7.   Financial Statements and Exhibits

          Exhibit 99.6 - Press Release of the Company dated June 17, 1997.


Item 8.   Not Applicable.




                            SIGNATURE



       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ORANGE AND ROCKLAND UTILITIES, INC.


                              By:    /s/Robert J. McBennett
                                 Robert J. McBennett
                                 Treasurer







Dated:   June 17, 1997








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                          EXHIBIT INDEX




                                                         Page

Exhibit 99.6                                          4

Press Release of the Company dated June 17, 1997.









































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